UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

Mind Medicine (MindMed) Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-40360	98-1582538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 220-6633

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	MNMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 7, 2024, Mind Medicine (MindMed) Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Leerink Partners LLC and Cantor Fitzgerald & Co., as representatives of the underwriters named therein (the “Underwriters”), in connection with the issuance and sale by the Company in an underwritten offering (the “Offering”) of 16,666,667 common shares, no par value per share, of the Company (the “Shares”), at an offering price of $6.00 per share, less underwriting discounts and commissions. No distribution under the Offering shall occur in Canada or to a person resident in Canada.

The net proceeds to the Company from the Offering are expected to be approximately $93.8 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company. The Offering is expected to close on March 11, 2024, subject to customary closing conditions. The Company intends to use the net proceeds from the Offering for (i) the research and development of the Company’s product candidates and (ii) working capital and general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties, and agreements contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Offering is being made pursuant to the Company’s shelf registration statements on Form S-3 (File Nos. 333-264648 and 333-277726), together, the “Registration Statements”), which were filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2022 and March 7, 2024, respectively, and declared effective by the SEC or automatically became effective on May 16, 2022 and March 7, 2024, respectively, and a related base prospectus, as supplemented by a prospectus supplement.

The foregoing summary of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1, and which is incorporated herein by reference. Osler, Hoskin & Harcourt LLP, Canadian counsel to the Company, delivered an opinion as to the legality of the issuance and sale of the Shares in the Offering, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Securities Purchase Agreement

Also on March 7, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Investors”), pursuant to which the Investors agreed to purchase, and the Company agreed to sell 12,500,000 common shares (the “Private Placement Shares”), at a price of $6.00 per Private Placement Share, in a private placement transaction (the “Private Placement”). The Private Placement Shares are being issued to the Investors pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. Pursuant to the terms of the Purchase Agreement, the Company has agreed to register for resale the common shares being issued in the Private Placement. No distribution under the Private Placement shall occur in Canada or to a person resident in Canada.

The net proceeds to the Company from the Private Placement are expected to be approximately $70.3 million, after deducting fees and expenses payable by the Company. The Company intends to use the net proceeds from the Private Placement for (i) the research and development of the Company’s product candidates and (ii) working capital and general corporate purposes. The Private Placement is expected to close on March 11, 2024, subject to customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Private Placement, the Company also entered into a Registration Rights Agreement, dated March 7, 2024 (the “Registration Rights Agreement”), with the Investors requiring the Company to register the resale of the Private Placement Shares. The Company is required to prepare and file an initial registration statement with the SEC as soon as reasonably practicable, but in no event later than 30 calendar days following the date of the Purchase Agreement (the “Filing Deadline”), and to use best efforts to have the registration statement declared effective within 60 calendar days of the Filing Deadline, subject to extension under the terms of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of such agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K related to the Company constitute “forward-looking information” within the meaning of applicable securities laws and are prospective in nature. Forward-looking information is not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may”, “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential” or “continue”, or the negative thereof or similar variations. Forward-looking information in this Current Report on Form 8-K includes, but is not limited to, statements relating to the Offering and the Private Placement, the amount of proceeds expected from the Offering and the Private Placement and the timing and certainty of completion of the Offering and the Private Placement. The risks and uncertainties relating to the Company include risks regarding anticipated upcoming milestones, and progress of trials; timing of a potential End-of-Phase-2 meeting with the FDA; timing of the initiation of a potential Phase 3 clinical trial of MM120; and the potential benefits of the Company’s product candidates. There can be no guarantees regarding the results of the potential Phase 3 clinical trial or that, following any such trial, MM120 will receive the necessary regulatory approvals. There are numerous risks and uncertainties that could cause actual results and the Company’s plans and objectives to differ materially from those expressed in the forward-looking information, including history of negative cash flows; limited operating history; incurrence of future losses; availability of additional capital; lack of product revenue; compliance with laws and regulations; difficulty associated with research and development; risks associated with clinical trials or studies; heightened regulatory scrutiny; early stage product development; clinical trial risks; regulatory approval processes; novelty of the psychedelic inspired medicines industry; as well as those risk factors discussed or referred to herein and the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under headings such as “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company’s profile on SEDAR+ at www.sedarplus.ca and with the U.S. Securities and Exchange Commission on EDGAR at www.sec.gov. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events, changes in expectations or otherwise.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure regarding the securities to be sold and issued under the Purchase Agreement as set forth under Item 1.01 of this report is incorporated by reference under this Item 3.02.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein.

Item 8.01	Other Events.

On March 7, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated March 7, 2024, by and between Mind Medicine (MindMed) Inc. and Leerink Partners LLC and Cantor Fitzgerald & Co.

5.1	Opinion of Osler, Hoskin & Harcourt LLP

10.1	Form of Securities Purchase Agreement, dated as of March 7, 2024 between Mind Medicine (MindMed) Inc. and the Investors

10.2	Form of Registration Rights Agreement, dated as of March 7, 2024 between Mind Medicine (MindMed) Inc. and the Investors

23.1	Consent of Osler, Hoskin & Harcourt LLP (included in Exhibit 5.1)

99.1	Press Release, dated March 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2024	Mind Medicine (MindMed) Inc.

	By:	/s/ Robert Barrow
	Name:	Robert Barrow
	Title:	Chief Executive Officer